UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3614

Oppenheimer Rochester Fund Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2017

Item 1.  Reports to Stockholders.

Annual Report 12/31/2017

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Rochester® Fund Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	4.11%	-0.83%	5.45%
5-Year	2.81	1.81	3.02
10-Year	4.17	3.66	4.46

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Fund Municipals continued to generate attractive levels of tax-free income during the most recent reporting period. As of December 31, 2017, the Class A shares provided a yield-driven annual total return of 4.11% at net asset value (NAV) and a distribution yield of 3.78% at NAV. For New York State and New York City residents in the top 2017 tax bracket, the taxable equivalent yield was 5.40% and 5.67%, respectively, as of December 31, 2017. Tax-free income comprised 100% of the total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

U.S. equities extended their rally during this reporting period, repeatedly topping previous record high closes, and Treasury bonds saw price declines at maturities of 7 years or less and price increases at longer-term maturities. The Bloomberg Barclays Municipal Bond Index, which is this Fund’s benchmark and a widely used index of the performance of the general muni market, provided a 12-month total return of 5.45% as of December 31, 2017.

On December 14, 2017, the Federal Reserve Open Market Committee (FOMC) voted to increase the Fed Funds target rate by one-

The average 12-month distribution yield in Lipper’s New York Municipal Debt Funds category was 3.00% at the end of this reporting period. At 4.80%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 180 basis points higher than the category average.

quarter of 1 percentage point to a range of 1.25% to 1.50%. The FOMC cited the recent trends in employment, household spending, and business fixed income investment as factors in its decision. Inflation for items other than food and energy continued to remain

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.78%
Dividend Yield with sales charge	3.60
Standardized Yield	2.77
Taxable Equivalent Yield	5.40
Last distribution (12/29/17)	$0.046
Total distributions (1/1/17 to 12/31/2017)	$0.697

Endnotes for this discussion begin on page 16 of this report.

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below the Fed’s target rate of 2%. The FOMC also reiterated its intent to increase the rate three times in 2018, while raising the forecast for economic growth.

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and, before year-end, the Fed confirmed that the January 2018 reduction would be $20 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

The benchmark interest rate was also raised in March 2017 and June 2017, each time by one-quarter of 1 percentage point. From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

President Trump selected Jerome Powell, a member of the Fed Board of Governors since 2012, to succeed Janet Yellen as the Fed chairman. Ms. Yellen’s term ends in February 2018.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

Late in the reporting period, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.07%, 9 basis points lower than at the reporting period’s outset.

Both the high-grade muni yield curve and the Treasury yield curve flattened during this reporting period, with improving yields at the short end of the curve and declining yields for bonds with longer maturities. Late in this reporting period, the muni yield curve was flatter than at any time since late 2007.

Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

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On a nominal basis, Treasury yields at all maturities were higher than municipal yields with comparable maturities as of December 31, 2017. Nonetheless, a muni bond would provide more yield on an after-tax basis than a Treasury security with the same maturity for any investor with a marginal federal tax rate of 25% or more; the typical muni investor’s top marginal tax rate is 25%. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

In New York State, the $153 billion spending plan for fiscal year 2018 was approved on April 9, 2017, nine days late, ending the streak of on-time budgets at 6 years. The new budget included free tuition for eligible State University of New York (SUNY) students, ride-hailing services for upstate New York, a 4.4% increase in aid to schools, $200 million to fight heroin addiction, and $200 million for a statewide recreational trail. Other investments include a 5-year, $2.5 billion fund to improve the state’s drinking water infrastructure and $207 million for the Rochester photonics institute and other SUNY Polytechnic Institute projects.

The first span of the new Tappan Zee Bridge opened with much fanfare on August 24, 2017. The $4 billion bridge is expected to carry 50 million cars a year across the Hudson River to New York City suburbs. The second span is scheduled to be completed by Spring 2018. The new bridge was funded by an $850 million bond issue from the New York State Thruway Authority and a $1.6 billion loan from the federal Department of Transportation. The remainder of the cost is expected to be covered by toll revenues, with current toll rates frozen through 2020. Late in the reporting period, lawmakers began a campaign to reverse a decision to rename the bridge for Gov. Mario M. Cuomo, the current governor’s late father.

A groundbreaking ceremony for the new Delta Air Lines terminal at LaGuardia Airport took place in August 2017. The Port Authority of New York and New Jersey is providing $600 million for the project, and the remaining $3.6 billion cost will be privately funded by Delta and its partners.

A new casino in the town of Monticello is scheduled to open in March 2018. The Resorts Worldwide Catskills casino will be upstate New York’s fourth such establishment. Casinos have already been built in the Finger Lakes, Schenectady, and the Southern Tier. Revenues are behind projections at all properties, but state officials are calling for patience while highlighting that job creation and construction spending have exceeded expectations.

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As of December 31, 2017, New York State’s general obligation (G.O.) bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P Global Ratings (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

In New York City, Mayor Bill de Blasio and the City Council announced an $85.2 billion fiscal 2018 budget 3 weeks ahead of the July 1, 2017 deadline. It was later adjusted to $88 billion to include prepayments from the prior year. The spending plan included $1.2 billion for the general reserve, $4.2 billion in retiree health benefits, and $250 million for the capital stabilization reserve. The spending plan was 3.8% larger than the previous fiscal year’s, despite savings related to a partial hiring freeze and debt-service obligations.

In June 2017, the mayor announced New York Works, a 10-year job initiative to create 100,000 good-paying jobs through a $1 billion investment in targeted industries such as technology, cybersecurity, life sciences and health care, industrial and manufacturing, and the creative and cultural sectors.

Major construction for a new Moynihan Train Hall in the Farley Post Office building began in August 2017. A concourse linking the Farley building to Penn Station opened in June 2017. The $1.6 billion project is scheduled to be completed in 2020.

In order to better compete with Silicon Valley, a new technology-oriented graduate school called Cornell Tech opened in September 2017 on an island in the East River. The school is a collaboration between Cornell University and the Technion-Israel Institute of Technology. The City of New York provided $100 million in seed money plus development rights on city land.

In December 2017, New York and New Jersey reached a funding pact to pay for half of a new $13 billion rail tunnel under the Hudson River. To pay for their share, New Jersey will charge progressively steeper train fares during the next 30 years, while New York plans to finance $1.75 billion over 35 years through a federal rail loan program. The Port Authority of New York and New Jersey will also contribute to the project. The Obama administration had agreed to fund the other half of the cost, but President Trump hasn’t said whether he will honor that commitment.

As of December 31, 2017, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of the reporting period, many of the Commonwealth’s residents were still without power and/or potable water in the aftermath of Hurricane Maria, which battered

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the island in late September and caused extensive structural damage.

Scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs, and government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

The administration of Gov. Ricardo Rosselló Nevares repeatedly voiced concerns this reporting period about the Commonwealth’s weakening cash position. Nonetheless, an offer designed to provide immediate financial relief to PREPA (Puerto Rico’s electric utility authority) and help it qualify for matching funds from FEMA (the Federal Emergency Management Agency) was rejected. The offer – from a creditors’ group that included Oppenheimer Rochester – would have given PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). In addition, creditors would have had the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. “We sincerely believed our loan would have helped PREPA finance its recovery and rebuilding efforts as quickly as possible,” the bondholders’ financial advisor said at the time.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

As long-time investors know, the portfolio management team has worked for many years to reach negotiated settlements with various issuers in Puerto Rico. However, in May 2017, the federal oversight board commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. According to PROMESA, the government of Puerto Rico must develop a new fiscal plan that includes methods to access capital markets, develop and enact budgets and legislation that conform to the fiscal plan, and deliver audited financial results in a timely fashion in order to take advantage of certain of the law’s provisions.

In Title III, the unresolved issues among debtors and creditors proceed along separate tracks: mediation and litigation. Protracted litigation remains a very real possibility. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

While the filing of the Title III proceedings has temporarily halted litigation against some Puerto Rican issuers, Aurelius Capital,

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an investment firm, has challenged PROMESA itself, specifically the process by which Oversight Board members were appointed.

Debt payments on COFINA bonds, which are backed by the sales and use tax, were temporarily suspended in May by Judge Swain, pending the resolution of the proper application of funds among COFINA bondholders. In December 2017, the COFINA trustee reported that the bonds’ debt-service account held nearly $904 million, more than the bonds’ annual debt-service obligation.

Investors should note that several Puerto Rico issuers remained current in their payments during the year: PRASA (Puerto Rico’s aqueduct and sewer authority), the University of Puerto Rico, the Municipal Finance Agency, and the Children’s Trust, which is responsible for payments on the tobacco bonds backed by Puerto Rico’s share of the proceeds from the 1997 Master Settlement Agreement (MSA).

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Despite the oversight board’s decisions about other Puerto Rico debt, PREPA and its forbearing bondholders, including Oppenheimer Rochester, continued to work during this reporting period to finalize a restructuring support agreement (RSA), the terms of which were agreed on in September 2015. On July 2, 2017, the oversight board voted against the RSA and commenced PREPA’s Title III proceeding; the next day, the utility failed to make its scheduled payments of principal and interest.

A consolidated budget was approved by the federal oversight board in late June 2017. It was created as a response to the governor’s proposed $9.56 billion general fund budget; that budget, released in May 2017, called for a 6.3% increase in spending but very limited money for debt service, inconsistent with the requirements of PROMESA.

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget and other documents under wraps.

In other news, the Commonwealth held a vote regarding statehood in June 2017. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted. In mid-August, the governor swore in a seven-member Puerto Rico Statehood Commission, a delegation that will seek to be seated in the U.S. Congress as the Commonwealth’s representatives.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.”

The work of the oversight board and Title III proceedings were temporarily halted in September while the government of Puerto Rico focused on its immediate needs in the aftermath of Hurricanes Irma and Maria. The board’s deadline for approving new fiscal plans has been extended into 2018 as it awaits revised reports. The deadline for providing information to the board was also extended into the New Year.

In the last 3 months of this reporting period, the oversight board, the Rosselló administration, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority. Representatives of the oversight board, the government and the bondholders also appeared at Congressional hearings during this time period.

In late December, Puerto Rico announced that it had found an additional $5 billion deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. At one point, the government said it would run out of money by December 1; on

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that date, however, it reported a cash position of $1.73 billion. Earlier in this reporting period, government officials reported a June 30, 2017 cash position that was $1.5 billion higher than Judge Swain had been told it would be. While the governor has complained about the “incorrect figures” that the oversight board used during the Congressional hearings, the government has yet to release audited financials for fiscal years 2015 through 2017.

Developments after December 31: Bondholders, government officials, and the federal oversight board continued to be at odds on a number of fronts: creditors raised concerns about the oversight board’s plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; the investment firm Aurelius Capital argued in court that PROMESA itself was unconstitutional; and the oversight board and creditors found the governor’s new fiscal plan to be lacking. The plan, which was released January 24, 2018, anticipates 4 years of budget gaps, assumes at least $35 billion in federal hurricane aid from FEMA, increases payroll and operating expenses while projecting a sizable decline in population, proposes to reduce the Sales and Use Tax on some transactions and to eliminate it entirely for commercial transactions, and fails to allocate any money to debt payments. In response to the oversight board’s request for a revised plan, the administration submitted a new draft budget with the disclaimer that “the Government has had to rely upon preliminary information and unaudited financials for 2015, 2016, and 2017 in addition to the inherent complexities resulting from a prolonged period of lack of financial transparency.”

The new federal budget proposal included an additional $11 billion in disaster relief for Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to Puerto Rico municipalities willing to pledge collateral.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by FEMA and U.S. Army Corps of Engineers personnel, who accused PREPA of “hoarding.” In February, The New York Times reported on the termination of a $156 million contract between FEMA and an Atlanta-based company; the latter had agreed to deliver 30 million “self-heating” meals by October 23, 2017, but had only delivered 50,000 of the 18.5 million that had been expected by mid-October.

FUND PERFORMANCE

Oppenheimer Rochester Fund Municipals held more than 760 securities as of December 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a

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diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 6.7 cents per share at the outset of this reporting period, was reduced five times during the reporting period; as of December 31, 2017, the Class A dividend was 4.6 cents per share. In all, the Fund distributed 69.7 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Seven of the Fund’s 10 largest sectors were among the top 10 contributors to the Fund’s performance during this reporting period. The Fund’s performance this reporting period was primarily driven by its holdings of tobacco bonds. These high-yielding securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), also constituted the Fund’s largest sector as of December 31, 2017. The Fund’s second- and third-largest sectors (marine/aviation facilities and highway/commuter facilities, respectively) and its fifth-, seventh-, eighth-, and tenth-largest (electric utilities, higher education, water utilities, and hospital/healthcare, respectively) were also ranked among the 10 best-performing sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. The marine/aviation facilities sector, which included one bond issued in Puerto Rico and two issued in the Northern Mariana Islands, was the third strongest performer this reporting period; bonds in this sector are typically high-grade investments backed by valuable collateral. The highway/commuter facilities sector was the fourth strongest contributor to the Fund’s performance this reporting period. Bonds in this sector are used to build and maintain roadways and highway amenities, and the Fund’s holdings include several securities issued in Puerto Rico, some of which are insured. The Fund’s electric utilities sector, which held several securities issued in Puerto Rico (one insured) and three issued in Guam, was the seventh strongest performer this reporting period. The investment-grade bonds we hold in the higher education sector, several of which were invested in Puerto Rico (one insured), have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest; the sector was the second strongest contributor to the Fund’s performance this reporting period. The water utilities sector was the eighth strongest performer this reporting period and had one security issued in Guam. Most of the securities in the hospital/healthcare sector, the Fund’s fifth strongest contributor to performance, are investment grade, though the Fund also invests across the credit spectrum in this sector; two of the Fund’s holdings in this

12        OPPENHEIMER ROCHESTER FUND MUNICIPALS

sector were issued in the Commonwealth of Puerto Rico.

Six sectors detracted from the Fund’s total return during the reporting period. Securities in the special tax, sales tax revenue, and G.O. sectors – the Fund’s fourth, sixth, and ninth largest, respectively – were adversely affected by developments in Puerto Rico as was the small sewer utilities sector, which included securities issued by PRASA (the Commonwealth’s sewer and aqueduct authority). Also detracting from the Fund’s performance were securities in two other small sectors: municipal leases and energy equipment and services.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Guam, Puerto Rico, and the U.S. Virgin Islands are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of December 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate

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changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/ rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	14.4%
Marine/Aviation Facilities	9.7
Highways/Commuter Facilities	8.8
Special Tax	8.5
Electric Utilities	6.7
Sales Tax Revenue	6.5
Higher Education	5.7
Water Utilities	4.9
General Obligation	4.8
Hospital/Healthcare	4.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	11.3%	0.4%	11.7%
AA	27.6	0.0	27.6
A	16.4	0.0	16.4
BBB	8.0	6.0	14.0
BB or lower	15.7	14.6	30.3
Total	79.0%	21.0%	100.0%

The percentages above are based on the market value of the securities as of December 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 12/31/17

	Without Sales Charge	With Sales Charge
Class A	3.78%	3.60%
Class B	2.77	N/A
Class C	2.80	N/A
Class Y	4.09	N/A

TAXABLE EQUIVALENT YIELDS

As of 12/31/17

Class A	5.40%
Class B	4.17
Class C	4.19
Class Y	6.12

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/17

Class A	2.77%
Class B	2.14
Class C	2.15
Class Y	3.14

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 12/31/17

Class A	2.76%
Class B	2.14
Class C	2.15
Class Y	3.14

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	4.11%	2.81%	4.17%
Class B (RMUBX)	3/17/97	3.31	1.94	3.59
Class C (RMUCX)	3/17/97	3.32	1.94	3.28
Class Y (RMUYX)	4/28/00	4.41	2.98	4.33

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	-0.83%	1.81%	3.66%
Class B (RMUBX)	3/17/97	-1.66	1.62	3.59
Class C (RMUCX)	3/17/97	2.33	1.94	3.28
Class Y (RMUYX)	4/28/00	4.41	2.98	4.33

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Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.046 paid on December 29, 2017, which included the amounts that were set to be accrued on December 30 and 31, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on December 29, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0337, $0.0339, and

17        OPPENHEIMER ROCHESTER FUND MUNICIPALS

$0.0498, respectively, and on the corresponding net asset values on December 29, 2017; the dividends were paid on December 29, 2017, and included the amounts set to be accrued on December 30 and 31, 2017.

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30 day-period ended December 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended December 31, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average 12-month distribution yield in Lipper’s New York Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s interest and dividend payments for the trailing 12 months divided by the share price at NAV on December 31, 2017, plus any capital gains distributed over the same period. The calculation included 88 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and New York tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

18        OPPENHEIMER ROCHESTER FUND MUNICIPALS

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2017, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

19        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20        OPPENHEIMER ROCHESTER FUND MUNICIPALS

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2017	December 31, 2017	December 31, 2017
Class A	$ 1,000.00	$ 977.90	$ 5.35
Class B	1,000.00	974.80	9.15
Class C	1,000.00	974.10	9.15
Class Y	1,000.00	979.80	4.15

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.81	5.46
Class B	1,000.00	1,015.98	9.34
Class C	1,000.00	1,015.98	9.34
Class Y	1,000.00	1,021.02	4.24

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.07%
Class B	1.83
Class C	1.83
Class Y	0.83

21        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS December 31, 2017

Principal
Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—108.9%
New York—88.7%
$495,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%	07/01/2021	$494,995
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	1,612,108
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	1,392,401
8,165,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	8,618,729
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2027	357,303
400,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2028	474,088
550,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2029	647,350
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2030	409,381
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2031	407,396
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2032	233,770
445,000	Albany, NY IDA (Albany Rehabilitation)[1]	8.375	06/01/2023	445,672
1,350,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2032	1,258,537
900,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2037	805,563
1,760,000	Albany, NY IDA (Sage Colleges)[1]	5.300	04/01/2029	1,678,107
1,000,000	Amherst, NY Devel. Corp. Student Hsg. (UBF Faculty-Student Hsg. Corp.)[1]	5.000	10/01/2045	1,189,260
2,735,000	Brookhaven, NY IDA (Enecon Corp.)[1]	6.300	11/01/2033	2,747,307
1,235,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2036	1,418,076
1,500,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.000	07/15/2026	1,767,630
2,250,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000	07/15/2028	2,648,542
7,500,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000	07/15/2030	8,672,700
49,955,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000	07/15/2042	56,666,954
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	1,946,150
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	990,834
500,000	Buffalo & Erie County, NY Industrial Land Devel. (CathHS/KMHosp/SOCHOB Obligated Group)[1]	5.250	07/01/2035	572,120
1,500,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)[1]	4.500	06/01/2027	1,627,815
840,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)[1]	5.000	06/01/2035	910,106
300,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000	07/01/2029	353,661
150,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000	07/01/2030	175,930

22        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$210,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000%	07/01/2031	$245,364
245,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000	07/01/2032	284,624
2,100,000	Build NYC Resource Corp. (Chapin School)[1]	5.000	11/01/2026	2,620,926
880,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2032	1,046,522
1,500,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2036	1,761,750
2,885,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2047	3,372,652
1,100,000	Build NYC Resource Corp. (New York Methodist Hospital)[1]	5.000	07/01/2026	1,276,044
500,000	Build NYC Resource Corp. (New York Methodist Hospital)[1]	5.000	07/01/2030	569,330
1,500,000	Build NYC Resource Corp. (Pratt Paper)[1]	4.500	01/01/2025	1,688,340
3,250,000	Build NYC Resource Corp. (Pratt Paper)[1]	5.000	01/01/2035	3,629,112
860,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	931,887
2,730,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750	11/01/2030	2,730,191
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[1]	5.000	05/01/2040	1,076,410
510,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2030	575,433
540,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2031	606,760
200,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2034	222,314
250,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2039	276,977
360,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.450	09/15/2019	361,181
95,000	Chautauqua, NY Utility District[1]	5.000	06/01/2023	95,160
105,000	Chautauqua, NY Utility District[1]	5.000	06/01/2025	105,154
515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1,2]	4.850	07/01/2023	516,844
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	5.000	07/01/2033	1,518,378
845,000	Clifton Springs, NY Hospital & Clinic[1]	8.000	01/01/2020	856,272
2,335,000	Dutchess County, NY IDA (Marist College)[1]	5.000	07/01/2036	2,700,614
3,680,000	Dutchess County, NY Local Devel. Corp. (HQS/ PHCtr/NDH/VBHosp Obligated Group)[1]	5.000	07/01/2027	4,408,162
1,255,000	Dutchess County, NY Local Devel. Corp. (HQS/ PHCtr/NDH/VBHosp Obligated Group)[1]	5.000	07/01/2030	1,484,288
2,715,000	Dutchess County, NY Local Devel. Corp. (HQS/ PHCtr/NDH/VBHosp Obligated Group)[1]	5.000	07/01/2035	3,162,106
1,195,000	Dutchess County, NY Local Devel. Corp. (HQS/ PHCtr/NDH/VBHosp Obligated Group)[1]	5.000	07/01/2044	1,345,594
15,775,000	Dutchess County, NY Local Devel. Corp. (HQS/ PHCtr/NDH/VBHosp Obligated Group)[1]	5.000	07/01/2046	18,125,317
650,000	Dutchess County, NY Local Devel. Corp. (HQS/ PHCtr/NDH/VBHosp Obligated Group)[1]	5.750	07/01/2040	720,765

23        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York (Continued)
$840,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000%		07/01/2034	$1,008,647
840,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2036	1,005,522
1,205,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2037	1,440,204
2,535,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2042	3,018,095
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.392	[3]	06/01/2027	804,860
1,780,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)[1]	6.750		03/01/2030	1,777,294
2,470,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500		08/01/2033	2,454,562
2,350,000	Elmira, NY Hsg. Authority (Eastgate Apartments)[1]	6.250		06/01/2044	2,369,011
10,000,000	Erie County, NY IDA (Buffalo City School District)[1]	5.000		05/01/2030	12,163,500
2,665,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	2,724,243
715,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000		02/01/2028	716,930
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.190	[3]	06/01/2055	9,749,974
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.645	[3]	06/01/2060	30,115,840
1,500,000	Essex County, NY IDA (International Paper Company)[1]	6.625		09/01/2032	1,552,890
300,000	Franklin County, NY Solid Waste Management Authority[1]	5.000		06/01/2025	331,824
55,000	Genesee County, NY IDA (United Memorial Medical Center)[1]	5.000		12/01/2032	55,052
100,000	Glens Falls, NY GO1	6.000		02/01/2040	100,359
475,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2029	554,263
1,700,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2029	1,909,950
425,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2030	494,011
390,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2031	451,585
700,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2032	807,422
1,500,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2034	1,661,835
730,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2035	835,573
570,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2036	651,430
420,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2038	478,157

24        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$1,250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000%	07/01/2039	$1,377,912
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2044	1,099,260
26,500,000	Hudson Yards, NY Infrastructure Corp.[4]	5.000	02/15/2042	31,360,895
10,000,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2045	11,812,000
21,325,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750	02/15/2047	23,928,569
13,125,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750	02/15/2047	14,466,506
2,000,000	Jefferson County, NY Civic Facility Devel. Corp. (Samaritan Medical Center/Samaritan Medical Practice Obligated Group)[1]	5.000	11/01/2037	2,272,520
1,000,000	L.I., NY Power Authority[1]	5.000	09/01/2028	1,221,040
750,000	L.I., NY Power Authority[1]	5.000	09/01/2029	911,460
750,000	L.I., NY Power Authority[1]	5.000	09/01/2030	907,155
4,000,000	L.I., NY Power Authority[1]	5.000	09/01/2042	4,732,800
5,000,000	L.I., NY Power Authority[1]	5.000	09/01/2047	5,874,400
3,400,000	L.I., NY Power Authority, Series A1	5.000	05/01/2036	3,763,766
29,735,000	L.I., NY Power Authority, Series A	5.000	09/01/2037	32,751,616
12,315,000	L.I., NY Power Authority, Series A1	5.000	09/01/2039	13,966,565
20,000,000	L.I., NY Power Authority, Series A	5.000	09/01/2042	21,973,600
14,530,000	L.I., NY Power Authority, Series A1	5.000	09/01/2044	16,431,396
10,475,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	11,024,204
5,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2030	5,985,100
6,280,000	L.I., NY Power Authority, Series B1	5.000	09/01/2035	7,399,284
3,750,000	L.I., NY Power Authority, Series B1	5.000	09/01/2036	4,412,025
12,335,000	L.I., NY Power Authority, Series B1	5.000	09/01/2041	14,450,206
1,900,000	L.I., NY Power Authority, Series B1	5.750	04/01/2033	1,999,617
435,000	Lockport City, NY GO1	5.000	10/15/2020	471,253
455,000	Lockport City, NY GO1	5.000	10/15/2021	502,734
480,000	Lockport City, NY GO1	5.000	10/15/2022	538,834
505,000	Lockport City, NY GO1	5.000	10/15/2023	573,736
530,000	Lockport City, NY GO1	5.000	10/15/2024	607,550
100,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2033	101,477
2,285,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)[1]	6.500	12/01/2042	2,285,160
5,000,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2046	5,693,650
800,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000	05/01/2027	997,112
1,200,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000	05/01/2028	1,485,336
1,500,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000	05/01/2029	1,846,710
2,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000	05/01/2030	2,450,940
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000	05/01/2030	1,175,190

25        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York (Continued)
$1,500,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000%		05/01/2031	$1,753,995
1,520,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000		05/01/2031	1,849,901
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000		05/01/2032	1,212,380
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000		05/01/2033	1,207,740
180,000	Monroe County, NY IDA (University of Rochester)[1]	5.000		07/01/2028	215,334
100,000	Monroe County, NY IDA (Volunteers of America)[1]	5.700		08/01/2018	100,022
2,785,000	Monroe County, NY IDA (Volunteers of America)[1]	5.750		08/01/2028	2,784,972
375,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)[1]	5.000		07/01/2034	430,500
890,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000		01/15/2038	994,326
850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000		10/01/2026	949,348
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	562,950
1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	2,088,253
50,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[1]	5.000		12/01/2037	55,001
2,010,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[1]	5.000		12/01/2042	2,198,438
500,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2029	572,975
1,515,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2044	1,689,543
960,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.500		06/01/2034	1,127,117
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	946,926
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	1,683,819
15,100,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.750		08/15/2035	17,160,546
1,500,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[1]	5.000		07/01/2032	1,762,680
1,000,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[1]	5.000		07/01/2033	1,169,890
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.699	[3]	06/01/2061	20,189,000
802,824	Municipal Assistance Corp. for Troy, NY	5.732	[3]	07/15/2021	747,790
1,218,573	Municipal Assistance Corp. for Troy, NY	5.740	[3]	01/15/2022	1,126,839
4,025,000	Nassau County, NY GO1	5.000		04/01/2030	4,638,450
6,475,000	Nassau County, NY GO1	5.000		04/01/2031	7,421,386
7,045,000	Nassau County, NY GO1	5.000		04/01/2032	8,057,155

26        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
New York (Continued)
$1,000,000	Nassau County, NY GO1	5.000%		01/01/2038	$1,157,380
195,000	Nassau County, NY IDA (ACDS)[1]	5.950		11/01/2022	193,711
2,101,661	Nassau County, NY IDA (Amsterdam at Harborside)[5]	2.000		01/01/2049	357,282
5,823,750	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	5,917,163
225,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950		11/01/2022	223,513
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.500		11/01/2037	1,673,081
255,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950		11/01/2022	253,314
380,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150		11/01/2022	378,887
220,000	Nassau County, NY IDA, Series A-A1	6.000		06/01/2021	219,859
290,000	Nassau County, NY IDA, Series A-C1	6.000		06/01/2021	289,814
315,000	Nassau County, NY IDA, Series A-D1	6.000		06/01/2021	314,798
300,000	Nassau County, NY Local Economic Assistance Corp. (CHSLI / SCOSMC / CHS / SANC / SAR / SJRNC / SJR / VMNRC / CHFTEH / VMHCS / CHHSB Obligated Group)[1]	5.000		07/01/2033	336,483
1,055,215,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.644	[3]	06/01/2060	27,467,246
105,975,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.219	[3]	06/01/2046	10,833,824
40,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.349	[3]	06/01/2060	903,600
3,670,000	New Rochelle, NY IDA (Soundview Apartments)[1]	5.375		04/01/2036	3,681,083
500,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	499,300
500,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	552,470
850,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	932,960
280,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000		04/01/2021	307,272
1,300,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)[1]	7.375		12/15/2021	1,462,812
5,135,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	5,137,619
19,230,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	19,238,269
3,550,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	3,562,212
9,025,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	9,150,087
25,000	NY Counties Tobacco Trust III (TASC)[1]	6.000		06/01/2043	25,035
66,335,000	NY Counties Tobacco Trust IV	4.900	[3]	06/01/2050	8,636,817
154,690,000	NY Counties Tobacco Trust IV	5.391	[3]	06/01/2055	10,161,586
608,700,000	NY Counties Tobacco Trust IV	5.822	[3]	06/01/2060	23,045,382
253,390,000	NY Counties Tobacco Trust V	5.343	[3]	06/01/2050	20,250,929
1,790,900,000	NY Counties Tobacco Trust V	6.732	[3]	06/01/2060	39,954,979
643,195,000	NY Counties Tobacco Trust V	6.845	[3]	06/01/2055	31,812,425
3,285,000	NY Counties Tobacco Trust VI1	6.000		06/01/2043	3,660,311
1,195,000	NY Counties Tobacco Trust VI1	6.250		06/01/2025	1,276,380

27        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$3,005,000	NY Counties Tobacco Trust VI1	6.450%	06/01/2040	$3,473,600
1,000,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2036	1,095,470
870,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2041	939,330
1,480,000	NY MTA[1]	5.000	11/15/2036	1,772,581
25,000,000	NY MTA[4]	5.000	11/15/2036	29,933,570
5,500,000	NY MTA[1]	5.250	11/15/2029	6,665,725
23,860,000	NY MTA[4]	5.250	11/15/2056	28,011,635
11,250,000	NY MTA (Green Bond)[1]	5.000	11/15/2034	13,587,075
21,000,000	NY MTA (Green Bond)[4]	5.250	11/15/2057	25,495,820
3,570,000	NY MTA (Green Bond)[1]	5.250	11/15/2057	4,336,550
60,605,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2056	68,400,015
795,000	NY MTA, Series A1	5.000	11/15/2025	889,279
500,000	NY MTA, Series A	5.000	11/15/2026	580,655
500,000	NY MTA, Series A	5.000	11/15/2027	580,655
6,800,000	NY MTA, Series A1	5.250	11/15/2038	7,669,584
5,000,000	NY MTA, Series B1	5.000	11/15/2037	5,892,600
5,135,000	NY MTA, Series B1	5.250	11/15/2039	6,000,761
9,000,000	NY MTA, Series B1	5.250	11/15/2055	10,297,170
4,000,000	NY MTA, Series C	5.000	11/15/2038	4,518,480
3,390,000	NY MTA, Series D	5.000	11/15/2026	3,888,127
27,675,000	NY MTA, Series D	5.000	11/15/2030	31,492,489
2,150,000	NY MTA, Series D	5.000	11/15/2032	2,443,367
1,375,000	NY MTA, Series D	5.250	11/15/2026	1,632,056
585,000	NY MTA, Series D	5.250	11/15/2027	694,366
690,000	NY MTA, Series D	5.250	11/15/2028	818,995
1,100,000	NY MTA, Series D	5.250	11/15/2029	1,305,645
1,100,000	NY MTA, Series D	5.250	11/15/2030	1,302,961
1,100,000	NY MTA, Series D	5.250	11/15/2031	1,305,645
1,100,000	NY MTA, Series D	5.250	11/15/2032	1,305,645
1,100,000	NY MTA, Series D	5.250	11/15/2033	1,305,645
1,225,000	NY MTA, Series D1	5.250	11/15/2034	1,348,321
8,000,000	NY MTA, Series D-1	5.000	11/01/2027	9,146,560
3,500,000	NY MTA, Series D-1	5.000	11/01/2028	3,992,940
10,000,000	NY MTA, Series D-1[1]	5.000	11/15/2033	11,775,000
4,580,000	NY MTA, Series F1	5.000	11/15/2025	5,276,023
36,670,000	NY MTA, Series F1	5.000	11/15/2030	41,728,260
1,650,000	NY MTA, Series H1	5.000	11/15/2025	1,899,925
1,350,000	NY MTA, Series H1	5.000	11/15/2025	1,555,160
940,000	NY MTA, Series H1	5.000	11/15/2033	1,063,140
1,160,000	NY MTA, Series H1	5.000	11/15/2033	1,335,705
400,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2028	457,172
3,200,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2029	3,682,624
12,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2030	15,329,000
4,180,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2032	5,086,684
4,350,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	5,277,290
2,790,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2034	3,374,366
12,450,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2036	14,999,885
4,455,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2037	5,355,088

28        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
New York (Continued)
$12,260,000	NY Triborough Bridge & Tunnel Authority[1]	5.000%		11/15/2037	$14,737,010
9,100,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2038	10,921,729
1,515,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2038	1,818,288
10,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2041	11,785,600
14,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2042	16,853,060
4,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2046	4,701,120
5,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2047	5,959,650
4,000,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2041	4,504,800
66,000,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2045	66,359,700
8,000,000	NY Utility Debt Securitization Authority[1]	5.000		12/15/2034	9,643,280
5,000,000	NY Utility Debt Securitization Authority[1]	5.000		12/15/2035	6,014,300
1,750,000	NY Utility Debt Securitization Authority[1]	5.000		12/15/2035	2,105,005
15,000,000	NY Utility Debt Securitization Authority[1]	5.000		12/15/2039	18,314,700
8,500,000	NY Utility Debt Securitization Authority[1]	5.000		12/15/2041	10,353,170
5,000,000	NYC GO1	5.000		08/01/2029	5,578,250
3,000,000	NYC GO1	5.000		08/01/2029	3,387,570
2,500,000	NYC GO1	5.000		10/01/2029	2,836,575
4,000,000	NYC GO1	5.000		08/01/2030	4,819,040
350,000	NYC GO	5.000		10/01/2030	396,613
3,300,000	NYC GO1	5.000		10/01/2033	3,728,307
10,495,000	NYC GO1	5.000		06/01/2034	12,345,059
10,000,000	NYC GO4	5.000		10/01/2034	11,047,325
1,915,000	NYC GO	5.000		10/01/2034	2,160,790
10,000,000	NYC GO1	5.000		06/01/2035	11,688,900
3,800,000	NYC GO1	5.000		08/01/2035	4,183,382
1,340,000	NYC GO1	5.000		05/15/2036	1,395,744
4,000,000	NYC GO1	5.000		08/01/2038	4,720,280
5,200,000	NYC GO1	5.000		12/01/2038	6,168,656
18,815,000	NYC GO1	5.000		12/01/2041	22,270,751
17,135,000	NYC GO4	5.250		03/01/2021	17,850,172
2,865,000	NYC GO4	5.250		03/01/2021	2,984,578
250,000	NYC GO1	5.250		09/01/2025	256,140
230,000	NYC GO	5.250		06/01/2027	230,662
5,000,000	NYC GO1	5.250		10/01/2031	6,246,200
5,000,000	NYC GO1	5.250		10/01/2032	6,221,600
7,040,000	NYC GO1	5.250		10/01/2033	8,746,144
5,000	NYC GO1	5.320	[6]	01/15/2028	5,014
380,000	NYC GO1	5.375		06/01/2032	381,186
2,955,000	NYC GO1	5.500		04/01/2022	3,098,997
10,000	NYC GO	5.500		11/15/2037	10,032
45,000	NYC GO1	6.250		12/15/2031	47,065
5,000	NYC GO1	7.750		08/15/2028	5,038
1,475,000	NYC GO Tender Option Bond Series 2015- XF2142 Trust[7]	10.014	[8]	05/15/2031	1,723,139
875,000	NYC GO Tender Option Bond Series 2015- XF2142-2 Trust[7]	10.470	[8]	05/15/2033	1,020,381
5,395,000	NYC GO Tender Option Bond Series 2015- XF2142-3 Trust[7]	10.468	[8]	05/15/2036	6,267,533

29        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York (Continued)
$890,000	NYC HDC (Multifamily Hsg.)[1]	4.950%		11/01/2039	$912,152
780,000	NYC HDC (Multifamily Hsg.)[1]	5.000		11/01/2030	785,585
1,675,000	NYC HDC (Multifamily Hsg.)[1]	5.200		11/01/2035	1,686,306
1,215,000	NYC HDC (Multifamily Hsg.)[1]	5.350		05/01/2041	1,228,134
2,670,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2046	2,690,078
3,090,000	NYC HDC (Multifamily Hsg.)[4]	5.500		11/01/2034	3,208,428
25,000	NYC HDC (Multifamily Hsg.)[1]	5.550		11/01/2039	25,833
2,840,000	NYC HDC (Multifamily Hsg.)[4]	5.550		11/01/2039	2,931,611
10,910,000	NYC HDC (Multifamily Hsg.)[4]	5.700		11/01/2046	11,289,388
785,000	NYC IDA (Allied Metal)[1]	7.125		12/01/2027	786,138
1,370,000	NYC IDA (Amboy Properties)[1]	6.750		06/01/2020	1,370,041
20,750,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650		10/01/2028	20,714,933
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200		10/01/2022	22,867,458
11,785,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375		08/01/2027	11,784,646
3,100,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375		08/01/2027	3,099,907
280,000	NYC IDA (Community Resource Center for the Developmentally Disabled)[1]	5.250		07/01/2022	280,031
1,255,000	NYC IDA (Comprehensive Care Management)	6.000		05/01/2026	1,279,636
3,000,000	NYC IDA (Comprehensive Care Management)	6.125		11/01/2035	3,055,380
1,095,000	NYC IDA (Comprehensive Care Management)[1]	6.375		11/01/2028	1,096,621
2,765,000	NYC IDA (Comprehensive Care Management)[1]	6.375		11/01/2028	2,768,926
5,685,000	NYC IDA (Cool Wind Ventilation)[1]	6.075		11/01/2027	5,861,121
205,000	NYC IDA (EIISFAC/SFUMP/YAI/AFSFBM/SNP Obligated Group)[1]	4.750		07/01/2020	203,481
1,545,000	NYC IDA (Gourmet Boutique)[1,2]	10.000		05/01/2021	1,469,542
7,150,000	NYC IDA (Guttmacher Institute)[1]	5.750		12/01/2036	7,207,343
400,000	NYC IDA (Independent Living Assoc.)[1]	6.200		07/01/2020	400,120
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375		11/01/2038	1,928,144
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375		11/01/2038	9,335,471
11,780,000	NYC IDA (MediSys Health Network)[1]	6.250		03/15/2024	11,781,531
325,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	6.650		07/01/2023	325,488
8,200,000	NYC IDA (The Child School)[1]	7.550		06/01/2033	8,276,014
3,145,000	NYC IDA (Therapy & Learning Center)[1]	8.250		09/01/2031	3,151,699
5,000,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)	5.000		07/01/2034	5,540,650
545,000	NYC IDA (World Casing Corp.)[1]	6.700		11/01/2019	545,153
6,800,000	NYC IDA (Yankee Stadium)[1,9]	2.881		03/01/2022	6,678,756
170,000	NYC IDA (Yankee Stadium)[1]	5.000		03/01/2031	171,161
220,000	NYC IDA (Yankee Stadium)[1]	5.000		03/01/2036	222,501
18,110,000	NYC IDA (Yankee Stadium)[1]	5.000		03/01/2046	18,204,896
16,500,000	NYC IDA (Yankee Stadium)[1]	7.000		03/01/2049	17,502,705
24,270,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725		11/01/2037	24,168,066
50,000,000	NYC Municipal Water Finance Authority[1]	1.760	[10]	06/15/2041	50,000,000
35,000,000	NYC Municipal Water Finance Authority[4]	5.000		06/15/2027	41,786,612

30        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$20,000,000	NYC Municipal Water Finance Authority[4]	5.000%	06/15/2027	$23,878,063
8,950,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	9,646,758
5,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	5,847,350
9,655,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	11,291,233
50,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	50,809
285,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	289,104
515,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	617,964
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	11,980,700
15,440,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	18,408,958
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2039	11,682,200
6,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2047	7,106,340
665,000	NYC Municipal Water Finance Authority[1]	5.125	06/15/2030	675,913
7,525,000	NYC Municipal Water Finance Authority[1]	5.250	06/15/2040	7,885,974
7,405,000	NYC Municipal Water Finance Authority[1]	5.250	06/15/2044	8,314,556
5,485,000	NYC Municipal Water Finance Authority[1]	5.250	06/15/2047	6,653,524
21,570,000	NYC Municipal Water Finance Authority[4]	5.375	06/15/2043	23,692,555
31,750,000	NYC Municipal Water Finance Authority[4]	5.500	06/15/2043	35,125,866
900,000	NYC Municipal Water Finance Authority[1]	5.625	06/15/2027	916,992
4,825,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	4,918,123
700,000	NYC Transitional Finance Authority[1]	5.125	01/15/2034	725,921
650,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2029	777,524
3,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2030	3,544,560
6,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	7,656,740
8,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	9,510,480
5,405,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	6,421,410
5,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	5,998,100
6,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	7,123,740
25,000,000	NYC Transitional Finance Authority (Building Aid)[4]	5.000	07/15/2037	28,045,813
5,410,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2040	5,931,849
4,165,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	4,842,812
15,000,000	NYC Transitional Finance Authority (Building Aid)[4]	5.250	07/15/2037	16,757,025
1,700,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	1,771,791
20,335,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000	02/01/2030	23,115,580
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2030	12,207,800
12,975,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2031	15,754,764
5,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2032	5,996,700
9,020,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2032	10,918,890
5,180,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2033	6,251,328
15,000,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000	05/01/2034	16,669,725
8,190,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2035	9,116,780
9,850,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2036	11,748,785
3,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2038	3,565,560
16,610,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2039	19,726,036
7,310,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2039	8,714,543
2,388,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2040	2,808,813
34,035,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000	05/01/2040	40,190,687
15,245,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2040	18,080,265
5,695,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2041	6,685,816

31        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$30,000,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000%	02/01/2043	$35,533,700
295,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	02/01/2030	326,176
2,105,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	02/01/2030	2,327,456
3,300,000	NYC Transitional Finance Authority (Future Tax)[1]	5.500	11/01/2035	3,645,675
4,275,000	NYC Transitional Finance Authority (Future Tax)[1]	5.500	11/01/2035	4,726,526
2,115,000	NYC Trust for Cultural Resources (Museum of Modern Art)[1]	4.000	04/01/2030	2,405,453
2,500,000	NYC Trust for Cultural Resources (Museum of Modern Art)[1]	4.000	04/01/2031	2,828,500
6,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2040	7,984,196
4,220,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2041	4,977,026
4,500,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2045	5,170,545
13,300,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2046	15,628,539
4,700,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	4,790,663
11,920,000	NYS DA (ALIA-PSCH)[1]	5.350	12/01/2035	12,285,586
4,900,000	NYS DA (ALIA-PSCH)[1]	6.175	12/01/2031	4,984,427
850,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	941,715
850,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	939,803
430,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	475,275
430,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	474,277
500,000	NYS DA (Catholic Health System)	5.000	07/01/2032	537,615
260,000	NYS DA (Catholic Health System)	5.000	07/01/2032	279,560
25,000	NYS DA (City University)[1]	5.250	07/01/2030	30,712
1,115,000	NYS DA (Columbia University)[1]	5.000	07/01/2038	1,134,713
115,000	NYS DA (Columbia University)[1]	5.000	10/01/2045	161,631
300,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	330,891
200,000	NYS DA (Fordham University)[1]	5.000	07/01/2030	230,190
650,000	NYS DA (Fordham University)[1]	5.000	07/01/2030	787,807
800,000	NYS DA (Fordham University)[1]	5.000	07/01/2031	964,352
750,000	NYS DA (Fordham University)[1]	5.000	07/01/2032	900,578
285,000	NYS DA (Fordham University)[1]	5.000	07/01/2038	289,982
1,200,000	NYS DA (Fordham University)[1]	5.000	07/01/2041	1,402,296
150,000	NYS DA (Icahn School of Medicine at Mount Sinai)[1]	5.000	07/01/2034	169,787
2,800,000	NYS DA (Icahn School of Medicine at Mount Sinai)[1]	5.000	07/01/2040	3,133,480
5,400,000	NYS DA (Interagency Council)[1]	7.000	07/01/2035	5,989,842
3,000,000	NYS DA (Iona College)	5.000	07/01/2032	3,253,140
16,140,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.500	12/01/2047	16,252,496
10,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2037	10,027
860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	896,111
1,000,000	NYS DA (New School University)[1]	5.750	07/01/2050	1,098,760
2,100,000	NYS DA (New School)[1]	5.000	07/01/2040	2,407,314
1,515,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[1]	5.000	05/01/2033	1,757,567

32        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$11,500,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[1]	5.250%	05/01/2034	$12,783,515
2,475,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2036	2,846,993
2,500,000	NYS DA (NYU)[1]	5.000	07/01/2035	2,984,100
5,890,000	NYS DA (NYU)[1]	5.000	07/01/2045	6,760,542
3,200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2029	3,670,400
1,900,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2030	2,164,385
1,200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2032	1,358,664
1,700,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2033	1,917,447
1,300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2035	1,458,496
800,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2036	895,488
800,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2037	893,448
1,000,000	NYS DA (Pratt Institute)[1]	5.000	07/01/2034	1,139,360
500,000	NYS DA (Pratt Institute)[1]	5.000	07/01/2046	575,710
30,000,000	NYS DA (Sales Tax)[4]	5.000	03/15/1938	35,794,700
39,995,000	NYS DA (Sales Tax)[4]	5.000	03/15/2033	48,221,861
39,540,000	NYS DA (Sales Tax)[4]	5.000	03/15/2033	47,673,269
10,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2034	12,056,300
6,850,000	NYS DA (Sales Tax)[1]	5.000	03/15/2038	8,174,859
2,970,000	NYS DA (Sales Tax)[1]	5.000	03/15/2041	3,536,409
1,750,000	NYS DA (School District Bond Financing Program), Series C1	7.250	10/01/2028	1,824,568
2,645,000	NYS DA (School District Bond Financing Program), Series C1	7.375	10/01/2033	2,760,137
245,000	NYS DA (Siena College)[1]	5.125	07/01/2039	257,963
2,480,000	NYS DA (Special Surgery Hospital)[1]	6.000	08/15/2038	2,659,205
270,000	NYS DA (St. John’s University)	5.000	07/01/2028	303,291
10,750,000	NYS DA (St. John’s University)	5.000	07/01/2030	12,041,183
400,000	NYS DA (St. John’s University)[1]	5.000	07/01/2034	459,704
41,800,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	44,103,180
855,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2026	861,105
5,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	6,173,900
12,215,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2029	15,003,440
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	11,891,400
8,750,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2032	10,570,788
23,435,000	NYS DA (State Personal Income Tax Authority)[4]	5.000	02/15/2033	27,892,639
14,230,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2034	16,996,312
15,915,000	NYS DA (State Personal Income Tax Authority)[4]	5.000	03/15/2034	17,378,088
19,490,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2036	23,502,017
5,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2036	5,924,250
2,145,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2037	2,560,401
9,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2039	10,665,270
27,995,000	NYS DA (State Personal Income Tax Authority)[4]	5.000	02/15/2040	33,320,010
1,585,000	NYS DA (State University of New York)[1]	5.000	07/01/2035	1,714,637
3,000,000	NYS DA (State University of New York)[1]	5.000	07/01/2040	3,244,620
4,000,000	NYS DA (State University of New York)[1]	5.000	07/01/2045	4,570,840

33        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York (Continued)
$2,875,000	NYS DA (TCUS/TCO/TU/TUNV/NYMC Obligated Group)	5.000%		01/01/2033	$3,233,484
4,045,000	NYS DA (TCUS/TCO/TU/TUNV/NYMC Obligated Group)	5.000		01/01/2038	4,495,289
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250		02/15/2035	5,518,087
5,000,000	NYS DA (The New School)[1]	4.000		07/01/2043	5,310,500
1,545,000	NYS DA (The New School)[1]	5.000		07/01/2030	1,839,323
4,395,000	NYS DA (The New School)[1]	5.000		07/01/2031	4,798,988
3,490,000	NYS DA (The New School)[1]	5.000		07/01/2035	4,081,625
2,490,000	NYS DA (The New School)[1]	5.000		07/01/2036	2,909,963
3,735,000	NYS DA (The New School)[1]	5.000		07/01/2037	4,352,059
2,905,000	NYS DA (The New School)[1]	5.000		07/01/2041	3,369,974
3,300,000	NYS DA (The New School)[1]	5.000		07/01/2046	3,814,107
4,375,000	NYS DA (Touro College and University System)[1]	5.500		01/01/2039	4,906,344
20,000	NYS DA (UCPHCA / Jawonio / FRC / CPW / UCPANYS / UCP Obligated Group)[1]	5.000		07/01/2034	20,054
25,010,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[1]	5.375		09/01/2050	25,435,670
7,540,000	NYS DA (United Cerebral Palsy Assoc. of Putnam & Southern Dutchess Counties)[1]	5.375		10/01/2042	7,655,437
865,000	NYS DA (University of Rochester)[1]	5.750	[6]	07/01/2039	918,068
135,000	NYS DA (University of Rochester)[1]	5.750	[6]	07/01/2039	143,220
615,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2034	649,126
100,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2034	105,549
2,785,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2034	2,852,174
5,220,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2038	5,304,512
1,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2032	1,205,410
1,405,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2037	1,425,176
5,000,000	NYS EFC (Green Bond)[1]	5.000		08/15/2047	6,010,400
19,030,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000		06/15/2046	22,834,668
27,670,000	NYS ERDA (Niagara Mohawk Power Corp.)[1]	4.131	[10]	12/01/2023	27,670,000
2,000,000	NYS HFA (Affordable Hsg.)[1]	5.000		11/01/2042	2,074,920
600,000	NYS HFA (Affordable Hsg.)[1]	5.200		11/01/2030	604,344
2,365,000	NYS HFA (Affordable Hsg.)[1]	5.250		11/01/2038	2,367,767
10,220,000	NYS HFA (Affordable Hsg.)[4]	5.450		11/01/2045	10,198,040
1,080,000	NYS HFA (Affordable Hsg.)[1]	6.450		11/01/2029	1,123,427
150,000	NYS HFA (Affordable Hsg.)[1]	6.750		11/01/2038	156,777
45,000	NYS HFA (Children’s Rescue)	7.625		05/01/2018	45,005
870,000	NYS HFA (Friendship)[1]	5.100		08/15/2041	870,957
965,000	NYS HFA (Golden Age Apartments)[1]	5.000		02/15/2037	966,042
150,000	NYS HFA (Highland Avenue Senior Apartments)[1]	5.000		02/15/2039	150,528
125,000	NYS HFA (Horizons at Wawayanda)[1]	5.150		11/01/2040	125,159
2,080,000	NYS HFA (Multifamily Hsg.)[1]	5.375		02/15/2035	2,082,829
1,710,000	NYS HFA (Multifamily Hsg.)[1]	5.650		02/15/2034	1,712,719
310,000	NYS HFA (Tiffany Gardens)[1]	5.125		08/15/2037	311,020
1,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000		11/15/2031	1,110,280
21,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750		11/15/2051	23,815,050

34        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$62,345,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[4]	5.625%	01/15/2046	$67,047,618
15,000,000	NYS Liberty Devel. Corp. (Bank of America Tower)[4]	5.125	01/15/2044	15,854,475
31,875,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250	10/01/2035	41,892,994
4,690,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.500	10/01/2037	6,367,847
16,700,000	NYS Power Authority[1]	5.000	11/15/2047	16,749,098
3,250,000	NYS Thruway Authority[1]	5.000	01/01/2026	3,258,093
7,650,000	NYS Thruway Authority	5.000	01/01/2032	8,533,116
37,465,000	NYS Thruway Authority[1]	5.000	01/01/2046	43,419,312
26,725,000	NYS Thruway Authority[1]	5.250	01/01/2056	31,532,560
2,000,000	NYS Thruway Authority Highway & Bridge Trust Fund[1]	5.000	04/01/2029	2,264,720
5,625,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	4.000	07/01/2035	5,954,681
3,500,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	4.000	07/01/2036	3,700,900
36,250,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2041	39,937,350
20,345,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2046	22,376,652
72,290,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.250	01/01/2050	80,335,877
20,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2026	24,482,600
2,860,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2027	3,498,581
10,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2035	11,856,300
4,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2035	4,737,120
65,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[1]	4.625	09/15/2030	65,151
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[1]	5.000	09/15/2035	832,150
1,185,000	Onondaga County, NY IDA (Free Library)[1]	5.125	03/01/2030	1,188,448
1,115,000	Onondaga County, NY IDA (Free Library)[1]	5.125	03/01/2037	1,117,631
1,300,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2033	1,504,399
840,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2034	967,655
1,150,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2037	1,304,825
650,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2040	734,169
1,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.000	07/01/2032	1,075,660
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	2,125,240
3,465,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[1]	5.250	12/01/2041	3,860,287

35        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$1,320,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000%	07/01/2037	$1,448,185
1,435,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2042	1,556,085
1,410,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375	12/01/2021	1,413,440
2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375	12/01/2026	2,240,006
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375	12/01/2026	6,349,053
3,205,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2030	3,334,097
2,000,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2035	2,047,560
8,065,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2045	8,174,361
6,400,000	Oyster Bay, NY GO1	3.500	06/01/2018	6,428,992
26,615,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	27,877,882
32,175,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	33,702,026
1,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000	12/01/2036	1,114,060
345,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	361,615
16,800,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	17,493,336
82,000,000	Port Authority NY/NJ, 151st Series[1]	5.750	03/15/2035	82,697,000
15,000,000	Port Authority NY/NJ, 151st Series[4]	6.000	09/15/2028	15,134,063
61,940,000	Port Authority NY/NJ, 152nd Series[4]	5.250	11/01/2035	62,604,282
13,715,000	Port Authority NY/NJ, 152nd Series[1]	5.250	05/01/2038	13,863,396
23,700,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	24,007,626
15,300,000	Port Authority NY/NJ, 161st Series[4]	5.000	10/15/2031	16,203,771
20,250,000	Port Authority NY/NJ, 163rd Series[4]	5.000	07/15/2039	21,812,427
21,515,000	Port Authority NY/NJ, 166th Series[4]	5.000	01/15/2041	23,523,711
15,000,000	Port Authority NY/NJ, 166th Series[4]	5.250	07/15/2036	16,558,425
2,720,000	Port Authority NY/NJ, 169th Series[1]	5.000	10/15/2036	2,981,446
400,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2034	439,848
8,340,000	Port Authority NY/NJ, 186th Series[1]	5.000	10/15/2033	9,582,660
9,170,000	Port Authority NY/NJ, 186th Series[1]	5.000	10/15/2034	10,505,611
7,000,000	Port Authority NY/NJ, 197th Series[1]	5.000	11/15/2035	8,225,560
5,550,000	Port Authority NY/NJ, 197th Series[1]	5.000	11/15/2036	6,512,148
10,000,000	Port Authority NY/NJ, 197th Series[1]	5.000	11/15/2041	11,656,700
28,000,000	Port Authority NY/NJ, 198th Series[4]	5.250	11/15/2056	33,410,286
3,000,000	Port Authority NY/NJ, 200th Series[1]	5.000	10/15/2047	3,565,830
100,000	Poughkeepsie, NY GO1	4.400	06/01/2024	100,185
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	6.000	08/01/2032	2,761,970
2,525,000	Ramapo, NY Local Devel. Corp.[1]	5.000	03/15/2033	2,659,305
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375	12/01/2036	1,502,910

36        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
New York (Continued)
$980,000	Rockland County, NY IDA (CRV/Rockland County Assoc. for the Learning Disabled Obligated Group)[1]	4.900%		07/01/2021	$977,197
300,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.632	[3]	08/15/2060	10,776,000
10,720,000	Schenectady County, NY Capital Resource Corp. (Union College)[1]	5.000		01/01/2047	12,602,432
1,075,000	SONYMA, Series 196[1]	1.250		04/01/2019	1,068,539
1,095,000	SONYMA, Series 196[1]	1.350		10/01/2019	1,086,382
1,510,000	St. Lawrence County, NY IDA (Clarkson University)	5.000		09/01/2041	1,638,954
4,775,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.375		09/01/2041	5,282,248
520,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000		09/01/2034	590,304
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	7.250		12/01/2029	3,852,365
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2030	1,423,654
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2031	1,503,711
540,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2036	627,928
205,000	Suffern, NY GO1	5.000		03/15/2020	216,847
3,670,000	Suffolk County, NY Economic Devel. Corp. (CHSLI / CHFTEH / SANC / SAR / SJRNC / SJR / VMNRC / VMHCS / CHHSB / CHS / SCOSMC Obligated Group)[1]	5.000		07/01/2028	4,073,920
11,405,000	Suffolk County, NY Economic Devel. Corp. (CHSLI / CHFTEH / SANC / SAR / SJRNC / SJR / VMNRC / VMHCS / CHHSB / CHS / SCOSMC Obligated Group)[1]	5.000		07/01/2028	12,604,692
735,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750		06/01/2027	750,303
4,200,000	Suffolk County, NY Economic Devel. Corp., Series A1	7.375		12/01/2040	4,456,116
135,000	Suffolk County, NY IDA (ACLD)[1]	6.000		12/01/2019	135,032
890,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	5.950		10/01/2021	895,251
845,000	Suffolk County, NY IDA (ALIA-Adelante)[1]	6.500		11/01/2037	850,493
1,210,000	Suffolk County, NY IDA (ALIA-DDI)[1]	5.950		10/01/2021	1,217,139
345,000	Suffolk County, NY IDA (ALIA-FREE)[1]	5.950		10/01/2021	347,036
245,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950		10/01/2021	246,446
315,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950		11/01/2022	312,508
300,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.000		10/01/2031	300,825
250,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950		11/01/2022	248,023
825,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	5.950		10/01/2021	829,868
235,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950		11/01/2022	237,510
15,000	Suffolk County, NY IDA (DDI)[1]	6.000		12/01/2019	15,004
46,745	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	44,875

37        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York (Continued)
$55,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000%		12/01/2019	$55,014
155,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000		10/01/2020	154,019
16,055,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1,2]	5.500		01/01/2023	16,062,064
40,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000		10/01/2020	39,991
335,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[1]	6.000		12/01/2019	335,087
350,000	Suffolk County, NY IDA (WORCA)[1]	6.000		10/01/2020	351,264
4,130,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	4,146,933
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625	[6]	06/01/2044	127,314,010
227,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[3]	06/01/2048	19,962,958
40,865,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	38,886,725
5,760,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	5,481,158
5,830,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	5,547,770
3,780,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	3,597,010
13,865,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	13,193,795
4,250,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2032	4,808,960
11,350,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2033	12,815,172
10,050,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2034	11,287,457
16,100,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2035	18,045,524
3,800,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2036	4,245,018
820,000	Syracuse, NY IDA (James Square)	2.552	[3]	08/01/2025	484,390
22,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	24,051,478
945,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.125		09/01/2040	1,011,471
185,000	Ulster County, NY Res Rec[1]	5.000		03/01/2020	185,507
1,700,000	Westchester County, NY Healthcare Corp., Series B1	5.125		11/01/2041	1,839,893
1,015,000	Westchester County, NY IDA (Clearview School)[1,2]	7.250		01/01/2035	1,014,990
2,165,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)[1]	4.000		06/01/2030	2,238,437
2,190,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)[1]	4.000		06/01/2031	2,256,248
1,500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)[1]	5.000		06/01/2030	1,526,880
13,730,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000		11/01/2046	15,059,613
3,080,000	White Plains, NY City School District[1]	5.000		06/15/2019	3,236,772
1,525,000	Yonkers, NY IDA (Hudson Scenic Studio)[1]	6.625		11/01/2019	1,516,003
155,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2018	154,994
1,215,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2024	1,215,024

					4,500,344,357

U.S. Possessions—20.2%
1,830,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2022	2,005,662
3,840,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2023	4,265,203

38        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,735,000	Guam Government Waterworks Authority & Wastewater System[1]	5.250%		07/01/2025	$1,958,277
345,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	357,599
1,230,000	Guam Power Authority, Series A	5.000		10/01/2023	1,376,653
1,560,000	Guam Power Authority, Series A	5.000		10/01/2024	1,745,999
2,790,000	Guam Power Authority, Series A	5.000		10/01/2030	3,092,213
1,145,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,113,512
22,475,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	20,283,687
6,355,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	6,061,907
12,360,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	12,580,008
1,950,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,206,562
49,000,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.125		07/01/2047	49,518,910
10,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2024	6,187,500
1,580,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	977,625
50,800,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	32,448,500
30,135,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	19,248,731
15,350,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	9,540,025
50,200,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[6]	07/01/2024	32,190,750
68,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.664	[3]	05/15/2050	6,623,265
3,244,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[3]	05/15/2057	123,857,070
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.372	[3]	05/15/2057	89,335,520
2,000,000	Puerto Rico Commonwealth GO5	5.000		07/01/2033	455,000
13,300,000	Puerto Rico Commonwealth GO5	5.125		07/01/2031	3,025,750
3,315,000	Puerto Rico Commonwealth GO, FGIC[11]	5.125		07/01/2031	2,444,812
2,200,000	Puerto Rico Commonwealth GO5	5.250		07/01/2026	500,500
2,920,000	Puerto Rico Commonwealth GO5	5.250		07/01/2030	664,300
14,500,000	Puerto Rico Commonwealth GO5	5.250		07/01/2031	3,298,750
2,500,000	Puerto Rico Commonwealth GO5	5.250		07/01/2032	568,750
10,230,000	Puerto Rico Commonwealth GO5	5.250		07/01/2034	2,327,325
4,965,000	Puerto Rico Commonwealth GO5	5.250		07/01/2037	1,129,537
5,000,000	Puerto Rico Commonwealth GO5	5.375		07/01/2033	1,137,500
1,000,000	Puerto Rico Commonwealth GO5	5.500		07/01/2026	227,500
7,850,000	Puerto Rico Commonwealth GO, FGIC[11]	5.500		07/01/2029	5,789,375
76,300,000	Puerto Rico Commonwealth GO5	5.500		07/01/2032	17,358,250
3,205,000	Puerto Rico Commonwealth GO5	5.625		07/01/2033	729,137
5,000,000	Puerto Rico Commonwealth GO5	5.750		07/01/2028	1,137,500
30,000,000	Puerto Rico Commonwealth GO5	5.750		07/01/2036	6,825,000
770,000	Puerto Rico Commonwealth GO5	5.875		07/01/2036	175,175
1,000,000	Puerto Rico Commonwealth GO5	6.000		07/01/2028	227,500
1,270,000	Puerto Rico Commonwealth GO, NPFGC[1]	6.000		07/01/2028	1,260,348
2,700,000	Puerto Rico Commonwealth GO5	6.000		07/01/2035	614,250
390,000	Puerto Rico Commonwealth GO5	6.000		07/01/2039	88,725
3,670,000	Puerto Rico Commonwealth GO5	6.000		07/01/2040	825,750
5,050,000	Puerto Rico Commonwealth GO5	6.500		07/01/2037	1,148,875
5,675,000	Puerto Rico Commonwealth GO5	6.500		07/01/2040	1,291,062

39        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,866,384	Puerto Rico Electric Power Authority[5]	10.000%	07/01/2019	$608,908
1,866,385	Puerto Rico Electric Power Authority[5]	10.000	07/01/2019	608,908
1,967,211	Puerto Rico Electric Power Authority[5]	10.000	01/01/2021	641,803
1,967,211	Puerto Rico Electric Power Authority[5]	10.000	07/01/2021	641,803
655,737	Puerto Rico Electric Power Authority[5]	10.000	01/01/2022	213,934
655,738	Puerto Rico Electric Power Authority[5]	10.000	07/01/2022	213,935
2,000,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2029	662,500
1,095,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2042	362,719
18,990,000	Puerto Rico Electric Power Authority, Series A5	6.750	07/01/2036	6,290,437
3,620,000	Puerto Rico Electric Power Authority, Series A5	7.000	07/01/2033	1,199,125
23,480,000	Puerto Rico Electric Power Authority, Series A5	7.000	07/01/2043	7,777,750
9,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2022	2,981,250
9,625,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2031	3,188,281
20,170,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250	07/01/2027	6,681,313
13,295,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250	07/01/2028	4,403,969
510,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	496,255
6,320,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2032	2,093,500
5,285,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2037	1,750,656
3,700,000	Puerto Rico Electric Power Authority, Series WW5	5.000	07/01/2028	1,225,625
33,350,000	Puerto Rico Electric Power Authority, Series WW5	5.500	07/01/2038	11,047,188
7,000,000	Puerto Rico Electric Power Authority, Series XX5	5.250	07/01/2040	2,318,750
10,000,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250	07/01/2024	3,312,500
7,590,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250	07/01/2025	2,514,188
9,515,000	Puerto Rico Highway & Transportation Authority[5]	5.000	07/01/2028	237,875
4,945,000	Puerto Rico Highway & Transportation Authority[5]	5.300	07/01/2035	3,004,087
270,000	Puerto Rico Highway & Transportation Authority[5]	5.750	07/01/2020	6,750
8,980,000	Puerto Rico Highway & Transportation Authority, Series G5	5.000	07/01/2033	1,706,200
1,840,000	Puerto Rico Highway & Transportation Authority, Series G5	5.000	07/01/2042	349,600
1,120,000	Puerto Rico Highway & Transportation Authority, Series H5	5.450	07/01/2035	212,800
6,500,000	Puerto Rico Highway & Transportation Authority, Series K5	5.000	07/01/2027	1,235,000
1,145,000	Puerto Rico Highway & Transportation Authority, Series K5	5.000	07/01/2030	217,550
2,600,000	Puerto Rico Highway & Transportation Authority, Series L, NPFGC[1]	5.250	07/01/2023	2,593,994
915,000	Puerto Rico Highway & Transportation Authority, Series L, FGIC[11]	5.250	07/01/2030	617,625
78,610,000	Puerto Rico Highway & Transportation Authority, Series M5	5.000	07/01/2046	14,935,900
3,190,000	Puerto Rico Highway & Transportation Authority, Series N, NPFGC[1]	5.250	07/01/2032	2,874,956
57,615,000	Puerto Rico Highway & Transportation Authority, Series N, FGIC[11]	5.250	07/01/2039	38,890,125
25,255,000	Puerto Rico Infrastructure[12]	5.000	07/01/2031	1,073,337
675,000	Puerto Rico Infrastructure[5]	5.000	07/01/2037	28,687

40        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$17,490,000	Puerto Rico Infrastructure[12]	5.000%		07/01/2037	$743,325
142,985,000	Puerto Rico Infrastructure[5]	5.000		07/01/2041	6,076,862
41,740,000	Puerto Rico Infrastructure[12]	5.000		07/01/2046	1,773,950
65,725,000	Puerto Rico Infrastructure, FGIC[11]	5.728	[3]	07/01/2045	9,750,961
25,000,000	Puerto Rico Infrastructure, FGIC[11]	5.797	[3]	07/01/2032	6,971,250
1,540,000	Puerto Rico Infrastructure[5]	6.000		12/15/2026	773,850
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500		10/01/2037	835,800
1,350,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	1,309,325
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	5,609,363
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	816,008
685,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		12/01/2021	686,713
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	1,094,364
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.500		12/01/2031	6,162,935
3,280,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	2,648,600
650,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	662,480
4,015,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	3,583,388
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	132,180
5,490,000	Puerto Rico ITEMECF (University Plaza), NPFGC[1]	5.000		07/01/2033	4,766,363
4,990,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2025	2,457,575
90,355,000	Puerto Rico Public Buildings Authority[12]	5.000		07/01/2036	20,781,650
7,500,000	Puerto Rico Public Buildings Authority[12]	5.000		07/01/2037	1,725,000
18,585,000	Puerto Rico Public Buildings Authority[5]	5.250		07/01/2029	4,274,550
121,570,000	Puerto Rico Public Buildings Authority[12]	5.250		07/01/2033	27,961,100
9,450,000	Puerto Rico Public Buildings Authority[5]	5.375		07/01/2033	2,173,500
850,000	Puerto Rico Public Buildings Authority[5]	5.500		07/01/2037	195,500
2,110,000	Puerto Rico Public Buildings Authority[5]	5.625		07/01/2039	485,300
31,050,000	Puerto Rico Public Buildings Authority[5]	6.000		07/01/2041	7,141,500
1,500,000	Puerto Rico Public Buildings Authority[5]	6.250		07/01/2021	345,000
7,500,000	Puerto Rico Public Buildings Authority[5]	6.250		07/01/2031	1,725,000
8,000,000	Puerto Rico Public Buildings Authority[12]	6.500		07/01/2030	1,840,000
7,500,000	Puerto Rico Public Buildings Authority[12]	6.750		07/01/2036	1,725,000
11,810,000	Puerto Rico Public Finance Corp., Series B12	5.500		08/01/2031	265,725
3,130,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2024	313,000
1,490,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2043	149,000
288,445,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	116,099,113
75,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2037	7,500
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.499	[3]	08/01/2042	5,934,300
8,205,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.500		08/01/2044	820,500
129,035,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.567	[3]	08/01/2043	24,019,865
16,265,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.658	[3]	08/01/2041	3,420,530
9,370,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.718	[3]	08/01/2045	1,558,887
15,265,000	Puerto Rico Sales Tax Financing Corp., Series A5	7.886	[3]	08/01/2034	496,570
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[5]	5.250		08/01/2043	1,000,000

41        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$9,985,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.250%		08/01/2041	$998,500
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.375		08/01/2036	400,000
95,245,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	38,336,113
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000		08/01/2039	145,000
250,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000		08/01/2042	25,000
39,470,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.750	[6]	08/01/2032	3,947,000
4,525,000	University of Puerto Rico	5.000		06/01/2026	2,850,750
7,280,000	University of Puerto Rico, Series P	5.000		06/01/2030	4,586,400
24,375,000	University of Puerto Rico, Series Q	5.000		06/01/2030	15,356,250
67,190,000	University of Puerto Rico, Series Q	5.000		06/01/2036	42,329,700
1,500,000	V.I. Public Finance Authority[1]	5.000		09/01/2033	1,625,850
2,180,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2032	2,310,560
2,280,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000		10/01/2032	1,006,050
10,920,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000		10/01/2029	11,597,477
590,000	V.I. Public Finance Authority (Matching Fund Loan Note)	6.000		10/01/2039	314,175
2,555,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2032	2,708,019
5,000,000	V.I. Public Finance Authority, Series C	5.000		10/01/2039	2,200,000
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.296	[3]	05/15/2035	2,331,000

					1,022,826,858

Total Municipal Bonds and Notes (Cost $6,715,658,843)					5,523,171,215

Shares
Common Stock—0.1%
1,401	CMS Liquidating Trust[13,14,15] (Cost $4,483,200)				4,062,900

Total Investments, at Value (Cost $6,720,142,043)—109.0%					5,527,234,115
Net Other Assets (Liabilities)—(9.0)					(457,657,169)
Net Assets—100.0%					$5,069,576,946

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 4 of the accompanying Notes.

8. Represents the current interest rate for the inverse floating rate security. See Note 4 of the accompanying Notes.

42        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Footnotes to Statement of Investments (Continued)

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

12. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

13. Non-income producing security.

14. Received as a result of a corporate action.

15. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
AFSFBM	Advocates for Services for the Blind Multihandicapped
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CathHS	Catholic Health System
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHHSB	Catholic Home Health Services of Broward
CHS	Catholic Health Services
CHSLI	Catholic Health Services of Long Island
COP	Certificates of Participation
CPW	Cerebral Palsy of Westchester
CRV	Crystal Run Village
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
EIISFAC	Eden II School for Autistic Children
ERDA	Energy Research and Devel. Authority
FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FrankHosp	Franklin Hospital
FRC	Franziska Racker Centers
FREE	Family Residences and Essential Enterprises
GCH	Glen Cove Hospital
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KMHosp	Kenmore Mercy Hospital

43        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

L.I.	Long Island
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MR	Martins Run
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NPFGC	National Public Finance Guarantee Corp.
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYMC	New York Medical College
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
SANC	St. Anne’s Nursing Center
SAR	St. Anne’s Residence
SCOSMC	St. Catherine of Siena Medical Center
SFUMP	Services for the Underserved - MR Programs
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SNP	Special Needs Program
SOCHOB	Sisters of Charity Hospital of Buffalo
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
TASC	Tobacco Settlement Asset-Backed Bonds
TCO	Touro College
TCUS	Touro College & University System
TFABs	Tobacco Flexible Amortization Bonds
TU	Touro University
TUNV	Touro University Nevada
UBF	University of Buffalo Foundation
UCP	United Creative Program
UCPANYS	United Cerebral Palsy Association of New York State
UCPHCA	United Cerebral Palsy Assoc. and Handicapped Children’s Assoc.
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Development Corporation
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
VMHCS	Villa Maria Health Care Services
VMNRC	Villa Marina Nursing & Rehabilitation Center
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute

44        OPPENHEIMER ROCHESTER FUND MUNICIPALS

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value (cost $6,720,142,043)—see accompanying statement of investments	$5,527,234,115
Cash	27,303,230

Receivables and other assets:
Interest	57,159,644
Investments sold (including $14,640,408 sold on a when-issued or delayed delivery basis)	14,762,774
Shares of beneficial interest sold	5,699,237
Other	1,443,597

Total assets	5,633,602,597

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	509,600,000
Payable for borrowings (See Note 9)	28,900,000
Shares of beneficial interest redeemed	20,408,919
Dividends	2,360,066
Trustees’ compensation	1,119,938
Distribution and service plan fees	1,016,184
Shareholder communications	15,693
Interest expense on borrowings	3,646
Other	601,205

Total liabilities	564,025,651

Net Assets	$5,069,576,946

Composition of Net Assets
Paid-in capital	$6,528,210,398

Accumulated net investment loss	(6,117,727)

Accumulated net realized loss on investments	(259,607,797)

Net unrealized depreciation on investments	(1,192,907,928)

Net Assets	$5,069,576,946

46        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,974,675,938 and 272,376,585 shares of beneficial interest outstanding)	$14.59
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$15.32

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,790,072 and 260,103 shares of beneficial interest outstanding)	$14.57

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $761,452,041 and 52,317,262 shares of beneficial interest outstanding)	$14.55

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $329,658,895 and 22,585,764 shares of beneficial interest outstanding)	$14.60

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF

OPERATIONS For the Year Ended December 31, 2017

Investment Income
Interest	$269,278,744

Expenses
Management fees	26,088,537

Distribution and service plan fees:
Class A	9,671,801
Class B	64,453
Class C	8,503,026

Transfer and shareholder servicing agent fees:
Class A	4,422,042
Class B	6,452
Class C	851,122
Class Y	330,059

Shareholder communications:
Class A	40,080
Class B	82
Class C	12,704
Class Y	4,974

Borrowing fees	5,565,870

Interest expense and fees on short-term floating rate notes issued (See Note 4)	4,319,874

Interest expense on borrowings	604,664

Trustees’ compensation	77,680

Custodian fees and expenses	40,256

Other	2,687,023

Total expenses	63,290,699

Net Investment Income	205,988,045

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions	38,221,442

Net change in unrealized appreciation/depreciation on investment transactions	(16,084,260)

Net Increase in Net Assets Resulting from Operations	$228,125,227

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations
Net investment income	$205,988,045	$279,702,143

Net realized gain (loss)	38,221,442	(33,996,401)

Net change in unrealized appreciation/depreciation	(16,084,260)	79,589,666

Net increase in net assets resulting from operations	228,125,227	325,295,408

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(206,769,803)	(268,272,685)
Class B	(261,032)	(706,914)
Class C	(33,330,740)	(44,130,555)
Class Y	(15,903,020)	(14,238,706)

	(256,264,595)	(327,348,860)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(430,182,761)	(38,383,720)
Class B	(5,305,086)	(10,119,282)
Class C	(100,692,454)	24,413,940
Class Y	72,015,702	51,561,981

	(464,164,599)	27,472,919

Net Assets
Total increase (decrease)	(492,303,967)	25,419,467

Beginning of period	5,561,880,913	5,536,461,446

End of period (including accumulated net investment income (loss) of $(6,117,727) and $39,743,700, respectively)	$5,069,576,946	$5,561,880,913

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2017

Cash Flows from Operating Activities
Net increase in net assets from operations	$228,125,227
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,374,996,075)
Proceeds from disposition of investment securities	1,704,516,125
Short-term investment securities, net	8,272,045
Premium amortization	43,136,333
Discount accretion	(63,154,999)
Net realized gain on investment transactions	(38,221,442)
Net change in unrealized appreciation/depreciation on investment transactions	16,084,260
Change in assets:
Increase in other assets	(75,524)
Decrease in interest receivable	27,644,499
Decrease in receivable for securities sold	272,305,496
Change in liabilities:
Increase in other liabilities	116,772
Decrease in payable for securities purchased	(29,902,858)

Net cash provided by operating activities	793,849,859

Cash Flows from Financing Activities
Proceeds from borrowings	962,300,000
Payments on borrowings	(1,083,800,000)
Payments and proceeds on short-term floating rate notes issued	73,105,000
Proceeds from shares sold	761,728,933
Payments on shares redeemed	(1,437,851,505)
Cash distributions paid	(42,822,382)

Net cash used in financing activities	(767,339,954)
Net increase in cash	26,509,905
Cash, beginning balance	793,325

Cash, ending balance	$27,303,230

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $215,256,624.

Cash paid for interest on borrowings—$711,758.

Cash paid for interest on short-term floating rate notes issued—$4,319,874.

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$14.68	$14.68	$15.35	$14.29	$17.02

Income (loss) from investment operations:
Net investment income[1]	0.57	0.76	0.97	1.02	0.97
Net realized and unrealized gain (loss)	0.04	0.12	(0.68)	1.00	(2.75)

Total from investment operations	0.61	0.88	0.29	2.02	(1.78)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.70)	(0.88)	(0.96)	(0.96)	(0.95)

Net asset value, end of period	$14.59	$14.68	$14.68	$15.35	$14.29

Total Return, at Net Asset Value[2]	4.11%	6.06%	1.94%	14.43%	(10.84)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$3,975	$4,425	$4,464	$4,996	$4,948

Average net assets (in millions)	$4,420	$4,553	$4,794	$5,066	$6,159

Ratios to average net assets:[3]
Net investment income	3.79%	5.05%	6.42%	6.73%	6.05%
Expenses excluding specific expenses listed below	0.83%	0.80%	0.73%	0.72%	0.72%
Interest and fees from borrowings	0.11%	0.08%	0.06%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.08%	0.09%	0.07%	0.20%	0.11%

Total expenses	1.02%	0.97%	0.86%	0.97%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	0.97%	0.86%	0.97%	0.87%[5]

Portfolio turnover rate	23%	33%	13%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$14.66	$14.66	$15.33	$14.28	$17.00

Income (loss) from investment operations:
Net investment income[1]	0.46	0.65	0.84	0.89	0.82
Net realized and unrealized gain (loss)	0.03	0.10	(0.68)	0.99	(2.73)
Total from investment operations	0.49	0.75	0.16	1.88	(1.91)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.58)	(0.75)	(0.83)	(0.83)	(0.81)
Net asset value, end of period	$14.57	$14.66	$14.66	$15.33	$14.28

Total Return, at Net Asset Value[2]	3.31%	5.17%	1.08%	13.41%	(11.59)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$4	$9	$19	$32	$46

Average net assets (in millions)	$6	$14	$25	$38	$68

Ratios to average net assets:[3]
Net investment income	3.08%	4.30%	5.57%	5.89%	5.09%
Expenses excluding specific expenses listed below	1.61%	1.65%	1.59%	1.58%	1.62%
Interest and fees from borrowings	0.11%	0.08%	0.06%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.08%	0.09%	0.07%	0.20%	0.11%
Total expenses	1.80%	1.82%	1.72%	1.83%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.82%	1.72%	1.83%	1.77%[5]

Portfolio turnover rate	23%	33%	13%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

52        OPPENHEIMER ROCHESTER FUND MUNICIPALS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$14.64	$14.64	$15.32	$14.26	$16.99
Income (loss) from investment operations:
Net investment income[1]	0.45	0.63	0.84	0.89	0.83
Net realized and unrealized gain (loss)	0.04	0.12	(0.69)	1.00	(2.75)

Total from investment operations	0.49	0.75	0.15	1.89	(1.92)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.58)	(0.75)	(0.83)	(0.83)	(0.81)
Net asset value, end of period	$14.55	$14.64	$14.64	$15.32	$14.26

Total Return, at Net Asset Value[2]	3.32%	5.18%	1.02%	13.50%	(11.63)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$761	$865	$841	$909	$868
Average net assets (in millions)	$851	$875	$887	$903	$1,096
Ratios to average net assets:[3]
Net investment income	3.02%	4.19%	5.57%	5.88%	5.18%
Expenses excluding specific expenses listed below	1.62%	1.66%	1.58%	1.57%	1.59%
Interest and fees from borrowings	0.11%	0.08%	0.06%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.08%	0.09%	0.07%	0.20%	0.11%

Total expenses	1.81%	1.83%	1.71%	1.82%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.83%	1.71%	1.82%	1.74%[5]
Portfolio turnover rate	23%	33%	13%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$14.68	$14.68	$15.35	$14.29	$17.02

Income (loss) from investment operations:
Net investment income[1]	0.59	0.77	0.99	1.04	0.99
Net realized and unrealized gain (loss)	0.06	0.13	(0.68)	1.00	(2.75)

Total from investment operations	0.65	0.90	0.31	2.04	(1.76)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.73)	(0.90)	(0.98)	(0.98)	(0.97)

Net asset value, end of period	$14.60	$14.68	$14.68	$15.35	$14.29

Total Return, at Net Asset Value[2]	4.41%	6.22%	2.09%	14.60%	(10.72)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$330	$263	$212	$231	$168

Average net assets (in millions)	$330	$238	$229	$205	$198

Ratios to average net assets:[3]
Net investment income	3.94%	5.17%	6.57%	6.87%	6.21%
Expenses excluding specific expenses listed below	0.62%	0.66%	0.58%	0.57%	0.59%
Interest and fees from borrowings	0.11%	0.08%	0.06%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.08%	0.09%	0.07%	0.20%	0.11%

Total expenses	0.81%	0.83%	0.71%	0.82%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.83%	0.71%	0.82%	0.74%[5]

Portfolio turnover rate	23%	33%	13%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

54        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Rochester Fund Municipals (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

55        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

56        OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$65,736,542	$—	$268,070,745	$1,190,338,952

1. At period end, the Fund had $268,070,745 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$268,070,745

2. During the reporting period, the Fund utilized $30,827,422 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $324,022,087 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$324,022,087	$4,415,123	$319,606,964

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016

Distributions paid from:
Exempt-interest dividends	$ 253,086,929	$ 323,479,200
Ordinary income	3,177,666	3,869,660

Total	$ 256,264,595	$ 327,348,860

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

57        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 6,197,165,408 [1]

Gross unrealized appreciation	$ 183,084,688
Gross unrealized depreciation	(1,373,423,640)

Net unrealized depreciation	$ (1,190,338,952)

1. The Federal tax cost of securities does not include cost of $520,407,659, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

58        OPPENHEIMER ROCHESTER FUND MUNICIPALS

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

59        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$ —	$ 4,500,344,357	$ —	$ 4,500,344,357
U.S. Possessions	—	1,022,826,858	—	1,022,826,858
Common Stock	—	—	4,062,900	4,062,900

Total Assets	$ —	$ 5,523,171,215	$ 4,062,900	$ 5,527,234,115

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

60        OPPENHEIMER ROCHESTER FUND MUNICIPALS

3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
U.S. Possessions	$7,134,656	$(7,134,656)

Total Assets	$7,134,656	$(7,134,656)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate

61        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term

62        OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $123,985,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal

63        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $941,536,713 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $509,600,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 13,250,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0550 Trust	6.309%	2/15/42	$ 18,110,895
7,000,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF0564 Trust	9.053	11/15/57	11,495,820
8,335,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF0572 Trust	8.380	11/15/36	13,268,570
7,955,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF0583 Trust	8.990	11/15/56	12,106,635
2,500,000	NYC GO Tender Option Bond Series 2015 XF-2040 Trust[3]	10.280	10/1/34	3,547,325
5,000,000	NYC GO Tender Option Bond Series 2015-XF2103 Trust	11.146	3/1/21	5,834,750
710,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-2 Trust	12.130	11/1/39	801,611
2,730,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-3 Trust	12.640	11/1/46	3,109,388
775,000	NYC HDC, Series C-1 Tender Option Bond Series 2015-XF0009 Trust	11.930	11/1/34	893,428
7,935,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF0238 Trust	12.182	6/15/19	11,310,866
5,395,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2141 Trust[3]	11.575	6/15/43	7,517,555
10,000,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2017-XF0588 Trust	8.560	6/15/37	13,996,300
17,500,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2017-XF0588 Trust	8.560	6/15/46	24,168,375
3,750,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2156 Trust[3]	11.337	7/15/37	5,507,025
6,250,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2157 Trust[3]	10.470	7/15/37	9,295,813
7,500,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2038 Trust[3]	6.305	5/1/34	9,169,725
10,170,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2039 Trust[3]	6.304	2/1/30	12,950,580
17,015,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2474 Trust	6.380	5/1/40	23,170,687
10,000,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2017-XF0566 Trust	12.236	2/1/43	15,533,700

64        OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$19,770,000	NYS DA (Sales Tax) Tender Option Bond Series 2016-XF0529-1 Trust	6.361%	3/15/33	$ 28,007,961
19,995,000	NYS DA (Sales Tax) Tender Option Bond Series 2016-XF0529-2 Trust	6.361	3/15/35	28,117,169
10,000,000	NYS DA (Sales Tax) Tender Option Bond Series 2017-XF0567 Trust	8.403	3/15/38	15,794,700
11,715,000	NYS DA (State Personal Income Tax Authority) Tender Option Bond Series 2017-XF2475 Trust	6.381	2/15/33	16,348,049
13,995,000	NYS DA (State Personal Income Tax Authority) Tender Option Bond Series 2017-XF2475-2 Trust	6.381	2/15/40	19,144,600
3,980,000	NYS DA Tender Option Bond Series 2015-XF2042 Trust[3]	10.277	3/15/34	5,443,088
3,410,000	NYS HFA Tender Option Bond Series 2015-XF2134 Trust[3]	9.483	11/1/45	3,388,040
7,500,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) Tender Option Bond Series 2015-XF2153 Trust[3]	6.587	1/15/44	8,354,475
15,585,000	NYS Liberty Devel. Corp. (One Bryant Park) Tender Option Bond Series 2015-XF2107 Trust	12.447	1/15/46	20,287,618
3,750,000	Port Authority NY/NJ, 151st Series Tender Option Bond Series 2015-XF2138 Trust[3]	13.818	9/15/28	3,884,063
28,970,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF2106 Trust	7.042	11/1/35	29,634,282
5,060,000	Port Authority NY/NJ, 163rd Series Tender Option Bond Series 2015-XF0237 Trust	10.449	1/15/19	6,622,427
10,755,000	Port Authority NY/NJ, 166th Series Tender Option Bond Series 2016-XF2211 Trust	6.306	1/15/41	12,763,711
9,335,000	Port Authority NY/NJ, 198th Series Tender Option Bond Series 2017-XF0565 Trust	9.052	11/15/56	14,745,286
7,500,000	Port Authority NY/NJ, 3249th Series Tender Option Bond Series 2015 XF-2025 Trust[3]	6.738	7/15/36	9,058,425
7,650,000	Port Authority NY/NJ, 3264th Series Tender Option Bond Series 2015 XF-2028 Trust[3]	6.305	10/15/31	8,553,771

				$ 431,936,713

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

65        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $509,600,000 or 9.05% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$14,640,408

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

66        OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,019,542,804
Market Value	$313,551,067
Market Value as % of Net Assets	6.18%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

67        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	30,058,320	$449,834,495	32,609,260	$488,012,681
Dividends and/or distributions reinvested	11,552,670	173,007,870	14,877,203	222,477,679
Redeemed	(70,715,039)	(1,053,025,126)	(50,179,906)	(748,874,080)

Net decrease	(29,104,049)	$(430,182,761)	(2,693,443)	$(38,383,720)

Class B
Sold	5,946	$88,418	1,947	$28,895
Dividends and/or distributions reinvested	15,010	224,601	40,206	599,082
Redeemed	(376,444)	(5,618,105)	(719,461)	(10,747,259)

Net decrease	(355,488)	$(5,305,086)	(677,308)	$(10,119,282)

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6. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class C
Sold	8,110,927	$121,026,136	9,510,478	$141,984,218
Dividends and/or distributions reinvested	1,924,194	28,746,486	2,418,747	36,083,308
Redeemed	(16,796,898)	(250,465,076)	(10,319,080)	(153,653,586)

Net increase (decrease)	(6,761,777)	$(100,692,454)	1,610,145	$24,413,940

Class Y
Sold	12,479,222	$187,071,241	7,063,145	$105,551,760
Dividends and/or distributions reinvested	886,199	13,277,667	776,657	11,621,418
Redeemed	(8,657,726)	(128,333,206)	(4,392,166)	(65,611,197)

Net increase	4,707,695	$72,015,702	3,447,636	$51,561,981

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,374,996,075	$1,704,516,125

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

The Fund’s effective management fee for the reporting period was 0.47% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

69        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	163,574
Accumulated Liability as of December 31, 2017	561,553

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”)

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8. Fees and Other Transactions with Affiliates (Continued)

for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. Effective April 3, 2017, this rate changed to 0.25%. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

December 31, 2017	$496,875	$121,288	$7,511	$83,011

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio

71        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.5139% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.5139%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$54,252,055
Average Daily Interest Rate	1.128%
Fees Paid	$3,928,691
Interest Paid	$711,758

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a

72        OPPENHEIMER ROCHESTER FUND MUNICIPALS

9. Borrowings and Other Financing (Continued)

counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$1,771,060

73        OPPENHEIMER ROCHESTER FUND MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Rochester Fund Municipals:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Fund Municipals (the “Fund”), including the statement of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and the cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 23, 2018

74        OPPENHEIMER ROCHESTER FUND MUNICIPALS

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2017 are eligible for the corporate dividend-received deduction. 98.76% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (70.6%), Puerto Rico (27.8%), Guam (0.3%), Virgin Islands (0.4%); Northern Mariana Isles (0.9%).

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2017 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

During 2017, 17.1452% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

75        OPPENHEIMER ROCHESTER FUND MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).    Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

76        OPPENHEIMER ROCHESTER FUND MUNICIPALS

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni New York long category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New York long funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

77        OPPENHEIMER ROCHESTER FUND MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

78        OPPENHEIMER ROCHESTER FUND MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Fund Municipals	7/25/17	85.2%	0.0%	14.8%
Oppenheimer Rochester Fund Municipals	8/22/17	65.8%	0.0%	34.2%
Oppenheimer Rochester Fund Municipals	9/26/17	90.3%	0.0%	9.7%
Oppenheimer Rochester Fund Municipals	10/24/17	83.1%	0.0%	16.9%
Oppenheimer Rochester Fund Municipals	11/21/17	78.3%	0.0%	21.7%

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), and Trustee (since 2001) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee/Advisory Board Member (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub- Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016);

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Continued	Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since1999) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER FUND MUNICIPALS

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0365.001.1217 February 23, 2018

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $61,000 in fiscal 2017 and $59,100 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,725 in fiscal 2017 and $2,025 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $232,185 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $591,136 in fiscal 2017 and $645,284 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $982,847 in fiscal 2017 and $879,494 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Fund Municipals

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018